                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-22058
                                              -----------------------

                   Nuveen Tax-Advantaged Dividend Growth Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                               DECEMBER 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN
                                                     TAX-ADVANTAGED
                                                     DIVIDEND GROWTH
                                                     FUND
                                                     JTD

  Tax-Advantaged Distributions with the Potential for
         Dividend Growth, Capital Appreciation
                and Reduced Overall Risk

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

On behalf of all of us at Nuveen Investments, I'd like to use this first shareholder report of the Nuveen Tax-Advantaged Dividend Growth Fund (JTD) to welcome the shareholders of this Fund to our closed-end fund family. JTD was introduced in late June 2007, and as of December 31, 2007, the initial proceeds from the common and preferred share offerings had been invested in a portfolio designed to provide you with a high level of current income and gains.

With the recent volatility in the stock and bond markets, many have begun to wonder whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2008

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JTD

The Fund invests primarily in a dividend-growth equity strategy and in income-oriented securities. It's portfolio is managed by two affiliates of Nuveen Investments: Santa Barbara Asset Management LLC (Santa Barbara) oversees the Fund's dividend-growth equity strategy, while the Fund's income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ).

James Boothe, CFA, serves as portfolio manager for the dividend growth equity strategy. He has 30 years of corporate finance and investment management experience and joined Santa Barbara in 2002. The income-oriented investment team at NWQ is led by Michael Carne, CFA. Michael has more than 10 years of investment experience and joined NWQ in 2002.

Here James and Michael talk about the economic environment and performance of the Fund over the period June 26, 2007 (commencement of operations) through December 31, 2007.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE ANNUAL REPORTING PERIOD ENDED DECEMBER 31, 2007?

The second half of 2007 was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a recession, especially as the impact began to spread beyond mortgage lenders to international and domestic money center banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate by a half a percentage point in September, by another quarter of a percentage point in October and yet another quarter point in December. (On January 22 and 29, 2008, after the close of this reporting period, the Federal Reserve cut the fed funds rate by a combined 1.25%, bringing the rate to 3.00%.)

The U.S. equity markets suffered through significant turbulence during the period since the Fund's introduction, as concerns about the credit markets, a slowing economy and rising commodity prices (particularly oil) weighed on investor sentiment. Additionally, recent inflation reports have not been favorable, further raising investor concerns about the equity market's prospects. Nevertheless, several leading market indicators did finish 2007 with positive returns, including the S&P 500 Index with 5.49% and The Russell 3000 Index with 5.41%.

--------------------------------------------------------------------------------
  Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.
--------------------------------------------------------------------------------

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THIS INITIAL PERIOD?

During the first few months after the Fund's inception, we concentrated on carefully investing the proceeds raised from the Fund's common and preferred share offerings into a diversified and well-structured portfolio. This important task was completed well before the end of the calendar year.

For the equity portion for the Fund's portfolio, we invested in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and, in our view, the potential for future dividend growth and capital appreciation.

In the fixed-income portion of the Fund's portfolio, we focused primarily on purchasing tax-advantaged preferred stocks. We employed a disciplined, bottom-up approach using both fundamental valuation and qualitative measures. In particular, we looked for undervalued companies where a catalyst, such as a management change, industry consolidation or a company restructuring, existed and might lead to better value recognition or improved profitability.

In addition, we attempted to manage the Fund's investments and expenses so that substantially all (at least 90%) of its distributions would be potentially tax-advantaged.

--------------------------------------------------------------------------------
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.
--------------------------------------------------------------------------------


HOW DID THE FUND PERFORM OVER THIS INITIAL PERIOD?

The performance of JTD, as well as a comparative benchmark, is presented in the accompanying table.

Cumulative Total Returns on Net Asset Value
Since Inception (6/26/07 through 12/31/07)

JTD                                                              -0.70%
Comparative Benchmark(1)                                         -2.10%

For the period from the Fund's inception through December 31, 2007, the total return on net asset value of the Fund outperformed its comparative benchmark.

Since the Fund's inception in June 2007, it has benefited from several prevailing market trends. First, as the markets became more unstable, investors favored companies with low market volatility. This often has been a characteristic of the type of companies we sought for the Fund's portfolio. Second, due to the potential for cash-flow generation, dividend-paying stocks garnered increased attention during the market uncertainty in the second half of 2007. Again, this tended to help the relative performance of many of the securities in which the Fund had invested. Both of these factors, coupled with constructive stock and sector allocations, helped the comparative return of the Fund over this short initial period.

In the equity portion of the Fund, we benefited in particular from our relative overweight position in the utilities sector. The sector was the best performing sector of the S&P 500 Index during the second half of 2007. Other sectors that contributed to performance included consumer staples/discretionary, financials and telecommunications.

--------------------------------------------------------------------------------
1 Comparative benchmark performance is a blended return consisting of: 1) 50% of the return of the S &P 500 Index, 2) 25% of the return The CBOE S&P 500 BuyWrite Index (BXM) which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index, and 3) 25% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

Our international exposure in Nokia and Telefonica positively impacted performance as well. Historically, Nokia has had consistent dividend growth rate, strong cash generation, and a dominant position in the industry. The market share for Nokia has risen worldwide while the average selling price for its phones appears to have stabilized after a long, steady decline. Telefonica was added to the portfolio based on its high dividend yield and strong prospects for earnings and dividend growth in the coming years. The main drivers of growth are the Latin American markets, where current organic revenue growth rates are expected to be twice that of Europe and the domestic Spanish market.

Counterbalancing these holdings, the energy, materials and information technology sectors constrained the Fund's performance. All three sectors were some of the weaker performing sectors of the S&P 500 during the second half of the year. While the financial service sector also performed poorly, the Fund's diversification within the financial service sector helped offset some of the impact of that sector's significant decline. For example, while most of the companies in this sector had negative returns for the period, Hudson City National Bank (HCBK), with its collateralized jumbo loans in the Northeast, was able to avoid market fears about liquidity and credit quality. However, the Fund was not totally immune to the negative sentiment towards financials in the second half of 2007, and we eliminated Citigroup and Washington Mutual during the fourth quarter due to the increased possibility of dividend cuts (which happened for both companies after the close of this reporting period).

In the preferred securities portion of the Fund, performance was affected negatively by the general decline of the financial service sector securities. Financial firms account for approximately 75% of the preferred market, and many of them suffered losses from holding sub-prime mortgages in collateralized debt obligations (CDOs). The fourth quarter was the worst quarter on record for the preferred market. The Merrill Lynch Preferred Stock Hybrid Securities Index posted a 9.2% loss in the fourth quarter, and a loss of 11.3% for the year.

Another factor weighing on the preferred market's performance was new issue supply. Mortgage-related losses forced firms -- most notably Fannie Mae and Freddie Mac -- to tap the preferred market in order to raise capital. Net preferred issuance totaled $17.7 billion in December alone. That was greater than the net issuance for any of the past four entire years, and expanded the size of the total preferred market by roughly 10%. This new supply forced a re-pricing of the entire market, pulling down the prices of all existing issues.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

In February 2008, after the close of this reporting period, regularly scheduled auctions for the FundPreferred(R) shares issued by your Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred Shareholders who wanted to sell their shares in these auctions were unable to do so. It is important to note this decline in liquidity did not lower the credit quality of these shares, and that FundPreferred Shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock. At the time this report was prepared, the Fund's managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered. The Fund's managers are working diligently to develop mechanisms designed to improve the liquidity of the FundPreferred shares, but at present there is no assurance that those efforts will succeed.

These developments do not affect the management or investment policies of the Fund. However, one implication of these auction failures for common shareholders is that the Fund's cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Fund's future common share earnings may be marginally lower than they otherwise might have been.

Common Share
Distribution and Share Price
                                                                     INFORMATION

The Fund employs financial leverage through the issuance of FundPreferred shares. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but -- as noted earlier -- also increases the variability of common shareholders' net asset value per share in response to changing market conditions. Financial leverage contributed positively to the Fund's common share net earnings over the reporting period, but detracted from the Fund's overall total common share return.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

The Fund declared its initial quarterly distribution of .4050 per share in August 2007.

Important points to understand about the managed distribution program are:

- The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

- Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

- A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's common share distributions and total return performance for the period June 26, 2007 (commencement of operations) through December 31, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

----------------------------------------------------------------------------
As of 12/31/07 (common shares)                                         JTD
----------------------------------------------------------------------------
 Inception date                                                      6/26/07
 Period 6/26/07 (commencement of operations) through 12/31/07:
   Per share distribution:
   From net investment income                                          $0.28
   From short-term capital gains                                          --
   From long-term capital gains                                           --
   From return of capital                                               0.54
                                                                     -------
 Total per share distribution                                          $0.82
                                                                     =======

 Distribution rate on NAV                                              4.51%

 Cumulative since inception total return on NAV                       (.70)%
----------------------------------------------------------------------------

As of December 31, 2007, the Fund was trading at a -10.13% discount to its NAV, compared with an average -7.01% discount for the period June 26, 2007 (commencement of operations) through December 31, 2007.

SHARE REPURCHASES

On November 21, 2007, the Fund's Board of Trustees approved an open market share repurchase program. This was part of a broad, ongoing effort designed to support the market prices of the Fund's common shares. Repurchases not only help to support the market price but, because such purchases are made at a discount to NAV, they have the effect of augmenting NAV. Under the terms of the program, the Fund may repurchase up to 10% of its outstanding common shares. As of December 31, 2007, JTD had repurchased 96,900 common shares, representing approximately 0.7% of the Fund's total common shares outstanding.

       JTD                             Nuveen Tax-Advantaged
       PERFORMANCE                     Dividend
       OVERVIEW                        Growth Fund
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)(2)
     (PORTFOLIO ALLOCATION PIE CHART)

Investment Companies                                                              0.60
Short-Term Investments                                                            4.80
$25 Par (or similar) Preferred Securities                                        19.70
Common Stocks                                                                    74.90

2007 DISTRIBUTIONS PER SHARE
     (MONTHLY DISTRIBUTIONS BAR CHART)

Sep                                                                              0.405
Dec                                                                              0.405

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

6/26/07                                                                           20.00
                                                                                  20.00
                                                                                  20.00
                                                                                  20.00
                                                                                  20.00
                                                                                  19.01
                                                                                  19.00
                                                                                  17.00
                                                                                  18.70
                                                                                  17.40
                                                                                  17.74
                                                                                  16.73
                                                                                  17.05
                                                                                  17.35
                                                                                  17.40
                                                                                  17.33
                                                                                  16.59
                                                                                16.5404
                                                                                  16.59
                                                                                  15.85
                                                                                  15.73
                                                                                  15.92
                                                                                  16.13
                                                                                  16.43
                                                                                  16.39
                                                                                  15.68
                                                                                  16.29
12/31/07                                                                          16.33


FUND SNAPSHOT

------------------------------------------------------------------------
Common Share Price                                                $16.33
------------------------------------------------------------------------
Common Share Net Asset Value                                      $18.17
------------------------------------------------------------------------
Premium/(Discount) to NAV                                        -10.13%
------------------------------------------------------------------------
Current Distribution Rate(1)                                       9.92%
------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                   $268,190
------------------------------------------------------------------------


CUMULATIVE TOTAL RETURN
(Inception 6/26/07)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
Since Inception                                                   (14.37)%     (0.70)%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)(2)

-------------------------------------------------------------------------------------
Commercial Banks                                                                12.1%
-------------------------------------------------------------------------------------
Electric Utilities                                                               8.5%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      7.9%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  5.9%
-------------------------------------------------------------------------------------
U.S. Agency                                                                      4.3%
-------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                       4.0%
-------------------------------------------------------------------------------------
Communications Equipment                                                         4.0%
-------------------------------------------------------------------------------------
Tobacco                                                                          4.0%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           3.7%
-------------------------------------------------------------------------------------
Insurance                                                                        3.0%
-------------------------------------------------------------------------------------
Media                                                                            2.4%
-------------------------------------------------------------------------------------
Metals & Mining                                                                  2.4%
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies                                                 2.4%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       2.3%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    2.3%
-------------------------------------------------------------------------------------
Electrical Equipment                                                             2.3%
-------------------------------------------------------------------------------------
Beverages                                                                        2.3%
-------------------------------------------------------------------------------------
IT Services                                                                      2.2%
-------------------------------------------------------------------------------------
Machinery                                                                        2.2%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              2.0%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.8%
-------------------------------------------------------------------------------------
Other                                                                           15.0%
-------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.
2 Excluding derivative transactions.

           SHAREHOLDER MEETING REPORT

           The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting was subsequently adjourned to October 22, 2007.

                                                                                       JTD
------------------------------------------------------------------------------------------
                                                                                Common and
                                                                                 Preferred
                                                                             shares voting
                                                                                  together
                                                                                as a class
------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
   For                                                                           6,332,314
   Against                                                                         178,675
   Abstain                                                                         339,018
   Broker Non-Votes                                                              2,359,611
------------------------------------------------------------------------------------------
    Total                                                                        9,209,618
------------------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND
NWQ INVESTMENT MANAGEMENT COMPANY, LLC:
   For                                                                           6,286,170
   Against                                                                         218,352
   Abstain                                                                         345,485
   Broker Non-Votes                                                              2,359,611
------------------------------------------------------------------------------------------
    Total                                                                        9,209,618
------------------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND
SANTA BARBARA ASSET MANAGEMENT, LLC:
   For                                                                           6,268,517
   Against                                                                         228,824
   Abstain                                                                         352,666
   Broker Non-Votes                                                              2,359,611
------------------------------------------------------------------------------------------
    Total                                                                        9,209,618
------------------------------------------------------------------------------------------
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE CURRENT FISCAL YEAR:
   For                                                                           8,832,620
   Against                                                                         116,305
   Abstain                                                                         260,693
------------------------------------------------------------------------------------------
    Total                                                                        9,209,618
------------------------------------------------------------------------------------------

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     THE BOARD OF TRUSTEES AND SHAREHOLDERS
     NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund") as of December 31, 2007, and the related statements of operations and changes in net assets and the financial highlights for the period from June 26, 2007 (commencement of operations) through December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.


We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Dividend Growth Fund at December 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 26, 2007 (commencement of operations) through December 31, 2007, in conformity with U.S. generally accepted accounting principles.

                                                        (ERNST & YOUNG LLP LOGO)

Chicago, Illinois
February 26, 2008

         JTD
          Nuveen Tax-Advantaged Dividend Growth Fund
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

       SHARES   DESCRIPTION (1)                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 85.0% (74.9% OF TOTAL INVESTMENTS)
                AEROSPACE & DEFENSE - 2.3%
      101,858   Raytheon Company                                                                                       $  6,182,781
-----------------------------------------------------------------------------------------------------------------------------------
                AIR FREIGHT & LOGISTICS - 1.4%
       52,570   United Parcel Service, Inc., Class B                                                                      3,717,750
-----------------------------------------------------------------------------------------------------------------------------------
                BEVERAGES - 2.6%
      114,090   Coca-Cola Company                                                                                         7,001,703
-----------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 0.9%
       51,245   E.I. Du Pont de Nemours and Company                                                                       2,259,392
-----------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 7.5%
      116,198   Bank of America Corporation                                                                               4,794,329
       26,615   BB&T Corporation                                                                                            816,282
      105,203   Cullen/Frost Bankers, Inc.                                                                                5,329,584
       64,680   Fifth Third Bancorp.                                                                                      1,625,408
       58,930   Lloyds TSB Group PLC, Sponsored ADR                                                                       2,218,715
      169,804   U.S. Bancorp                                                                                              5,389,579
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                   20,173,897
                -------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 1.9%
      159,075   Waste Management, Inc.                                                                                    5,196,980
                -------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 4.6%
      195,605   Nokia Oyj, Sponsored ADR                                                                                  7,509,276
      120,910   QUALCOMM Inc.                                                                                             4,757,809
-----------------------------------------------------------------------------------------------------------------------------------
                Total Communications Equipment                                                                           12,267,085
                -------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 4.2%
      137,118   AT&T Inc.                                                                                                 5,698,624
       58,055   Telefonica SA                                                                                             5,665,587
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Telecommunication Services                                                             11,364,211
                -------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES -- 7.0%
       76,127   Exelon Corporation                                                                                        6,215,008
       95,329   FPL Group Inc.                                                                                            6,461,400
      117,615   PPL Corporation                                                                                           6,126,565
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                 18,802,973
                -------------------------------------------------------------------------------------------------------------------
                ELECTRICAL EQUIPMENT - 2.6%
      124,846   Emerson Electric Co.                                                                                      7,073,774
-----------------------------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 0.4%
       31,986   Kraft Foods Inc.                                                                                          1,043,703
-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
       85,985   Becton, Dickinson and Company                                                                             7,186,626
-----------------------------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS & LEISURE - 2.7%
      184,864   YUM! Brands, Inc.                                                                                         7,074,745
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS - 1.7%
       63,075   Procter & Gamble Company                                                                                  4,630,967
-----------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 2.0%
      146,508   General Electric Company                                                                                  5,431,052
-----------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 1.7%
      311,896   Fidelity National Title Group Inc., Class A                                                               4,556,801
-----------------------------------------------------------------------------------------------------------------------------------

       SHARES   DESCRIPTION (1)                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                IT SERVICES - 2.5%
      187,418   Paychex, Inc.                                                                                          $  6,788,280
-----------------------------------------------------------------------------------------------------------------------------------
                MACHINERY - 2.5%
      122,358   PACCAR Inc.                                                                                               6,666,064
-----------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 2.0%
      377,488   Pearson Public Limited Company                                                                            5,466,026
-----------------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 2.4%
       61,837   Southern Copper Corporation                                                                               6,500,924
-----------------------------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES - 0.9%
       50,285   Dominion Resources, Inc.                                                                                  2,386,023
-----------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 9.0%
       16,153   BP Amoco PLC                                                                                              1,181,915
       81,701   Chevron Corporation                                                                                       7,625,154
      149,117   Equitable Resources Inc.                                                                                  7,944,954
       87,103   Royal Dutch Shell PLC, Class A                                                                            7,334,073
-----------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                        24,086,096
                -------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 6.7%
      123,454   Abbott Laboratories                                                                                       6,931,942
      103,679   Eli Lilly and Company                                                                                     5,535,422
       76,670   Merck & Co. Inc.                                                                                          4,455,294
       44,697   Pfizer Inc.                                                                                               1,015,963
-----------------------------------------------------------------------------------------------------------------------------------
                Total Pharmaceuticals                                                                                    17,938,621
                -------------------------------------------------------------------------------------------------------------------
                SEMICONDUCTORS & EQUIPMENT - 2.6%
      225,534   Microchip Technology Incorporated                                                                         7,086,278
-----------------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 1.0%
       97,935   Home Depot, Inc.                                                                                          2,638,369
-----------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 4.6%
      444,173   Hudson City Bancorp, Inc.                                                                                 6,671,478
      318,913   New York Community Bancorp, Inc.                                                                          5,606,491
-----------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                         12,277,969
                -------------------------------------------------------------------------------------------------------------------
                TOBACCO - 4.6%
       80,374   Altria Group, Inc.                                                                                        6,074,667
       71,894   Loews Corp -- Carolina Group                                                                              6,132,558
-----------------------------------------------------------------------------------------------------------------------------------
                Total Tobacco                                                                                            12,207,225
                -------------------------------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS (COST $225,442,423)                                                                 228,006,315
                ===================================================================================================================
       SHARES   DESCRIPTION (1)                                             COUPON                     RATINGS (2)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 22.4% (19.7% OF TOTAL INVESTMENTS)
                AUTOMOBILES - 0.2%
       30,900   Daimler Finance NA LLC, Structured Asset Trust              7.000%                              A3     $    689,843
                 Unit Repackaging, Series DCX
-----------------------------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS - 2.1%
       47,700   Bear Stearns Capital Trust III                              7.800%                              A2        1,152,432
          700   Bear Stearns Companies, Series E, (3)                       6.150%                            BBB+           27,475
       25,000   Deutsche Bank Capital Funding Trust IX                      6.625%                             Aa3          542,750
       75,000   Goldman Sachs Group Inc., (3)                               6.200%                               A        1,716,750
       45,000   Lehman Brothers Holdings Inc., Series F, (3)                6.500%                              A-          973,350
       50,000   Merrill Lynch and Company, Inc., (3)                        6.375%                              A-        1,002,000
       12,500   Morgan Stanley Capital Trust VII                            6.600%                              A2          245,125
-----------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                     5,659,882
                -------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 6.2%
       75,000   Banco Santander Finance                                     6.800%                             Aa3        1,653,750
       50,000   Banco Santander Finance                                     6.500%                               A        1,043,750
       49,200   Bank of America Corporation, Series D, (3)                  6.204%                             Aa3        1,067,640
       15,000   Bank of America Corporation                                 7.250%                             Aa3          384,375
       20,000   Bank of America Corporation                                 6.625%                             Aa3          473,750

         JTD
        Nuveen Tax-Advantaged Dividend Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

       SHARES   DESCRIPTION (1)                                             COUPON                     RATINGS (2)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)
       50,000   Barclays Bank PLC                                           7.100%                             Aa3     $  1,187,500
       52,300   Barclays Bank PLC                                           6.625%                             Aa3        1,135,956
       25,000   Fifth Third Capital Trust VI                                7.250%                              A1          520,000
       23,200   Fleet Capital Trust VIII                                    7.200%                             Aa2          545,200
       15,200   HSBC Holdings PLC, Series A                                 6.200%                              A1          309,624
       55,200   HSBC USA Inc., (3)                                          6.500%                               A        1,214,952
       50,000   National City Capital Trust IV                              8.000%                              A2        1,053,750
       50,000   Royal Bank of Scotland Group PLC, Series T                  7.250%                             Aa3        1,154,500
       50,000   Royal Bank of Scotland Group PLC                            6.600%                             Aa3        1,013,000
       54,700   USB Capital Trust XI                                        6.600%                              A1        1,156,905
       75,000   Wachovia Corporation, (3)                                   8.000%                               A        1,897,500
        2,500   Wells Fargo Capital Trust V                                 7.000%                             Aa2           57,750
       31,400   Wells Fargo Capital Trust XI                                6.250%                             AA-          646,840
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                   16,516,742
                -------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 0.5%
       16,700   HSBC Finance Corporation                                    6.360%                               A          338,175
       38,900   MBNA Corporation, Capital Trust D                           8.125%                             Aa2          962,775
-----------------------------------------------------------------------------------------------------------------------------------
                Total Consumer Finance                                                                                    1,300,950
                -------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 1.8%
       25,000   Citigroup Capital Trust VII                                 7.125%                              A+          536,250
       24,500   Citigroup Capital Trust VIII                                6.950%                              A+          515,725
       75,000   Citigroup Capital Trust XIX                                 7.250%                              A+        1,650,000
       30,400   Deutsche Bank Capital Funding Trust VIII                    6.375%                               A          644,784
       25,000   ING Group N.V.                                              7.200%                              A1          560,500
       35,000   ING Group N.V.                                              7.050%                               A          766,500
        2,000   JPMorgan Chase Capital Trust X                              7.000%                             Aa3           47,200
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                      4,720,959
                -------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 2.7%
       70,000   Alabama Power Company, (3)                                  5.625%                            BBB+        1,651,566
        1,400   Consolidated Edison Company of New York Inc., (3)           5.000%                              A3          124,810
          700   DTE Energy Trust I                                          7.800%                            Baa3           17,465
        3,000   Entergy Louisiana LLC                                       7.600%                              A-           73,470
       19,800   FPC Capital I                                               7.100%                            Baa2          470,250
       50,000   FPL Group Capital Inc.                                      7.450%                              A3        1,295,000
       59,000   PPL Capital Funding, Inc.                                   6.850%                            Baa2        1,387,090
       50,000   PPL Electric Utilities Corporation, (3)                     6.250%                             BBB        1,234,375
       10,000   Southern California Edison Company, Series C, (3)           6.000%                            Baa2          963,750
          300   Virginia Power Capital Trust                                7.375%                             BBB            7,317
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                  7,225,093
                -------------------------------------------------------------------------------------------------------------------
                INSURANCE - 1.7%
       53,600   Ace Ltd., Series C                                          7.800%                             BBB        1,281,040
       10,000   Aegon N.V.                                                  6.875%                              A-          212,000
       32,400   Aegon N.V.                                                  6.375%                              A-          639,900
       25,000   American International Group                                7.700%                             Aa3          626,250
       21,800   Arch Capital Group Limited                                  8.000%                            BBB-          544,782
       12,100   Endurance Specialty Holdings Limited                        7.750%                            BBB-          252,043
        5,000   MetLife Inc., Series A                                      5.991%                            Baa1          105,500
       11,625   Phoenix Companies Inc.                                      7.450%                            BBB-          235,871
       35,000   RenaissanceRe Holdings Limited, Series C                    6.080%                            BBB+          602,700
-----------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                           4,500,086
                -------------------------------------------------------------------------------------------------------------------
                MEDIA - 0.7%
       50,000   Comcast Corporation                                         7.000%                            BBB+        1,122,000
       38,700   Viacom Inc.                                                 6.850%                             BBB          852,174
-----------------------------------------------------------------------------------------------------------------------------------
                Total Media                                                                                               1,974,174
                -------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 0.3%
       34,300   Gabelli Global Gold & Natural Resources and Income          6.625%                             Aaa          819,770
                 Trust
-----------------------------------------------------------------------------------------------------------------------------------

       SHARES   DESCRIPTION (1)                                             COUPON                     RATINGS (2)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE/MORTGAGE - 1.1%
       50,000   Kimco Realty Corporation, Series G                          7.750%                            BBB+     $  1,159,250
       75,600   Wachovia Preferred Funding Corporation                      7.250%                              A2        1,715,364
-----------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate/Mortgage                                                                                2,874,614
                -------------------------------------------------------------------------------------------------------------------
                U.S. AGENCY - 4.8%
       75,000   Federal Home Loan Mortgage Corporation, (3)                 8.375%                             AA-        1,961,250
       25,000   Federal Home Loan Mortgage Corporation, (3)                 5.000%                             AA-          860,000
       25,000   Federal Home Loan Mortgage Corporation, (3)                 5.100%                             AA-          875,000
       48,265   Federal Home Loan Mortgage Corporation, (3)                 5.660%                             AA-          948,890
       75,000   Federal Home Loan Mortgage Corporation, (3)                 5.570%                             AA-        1,443,750
      125,000   Federal National Mortgage Association, (3)                  8.250%                             AA-        3,218,750
       25,000   Federal National Mortgage Association, (3)                  5.375%                             AA-          912,500
       25,000   Federal National Mortgage Association, (3)                  5.810%                             AA-          976,500
       40,000   Federal National Mortgage Association                       6.750%                             AA-          950,000
       32,900   Federal National Mortgage Association                       7.625%                             AA-          834,838
-----------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Agency                                                                                        12,981,478
                -------------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES - 0.3%
       25,600   Telephone and Data Systems Inc.                             7.600%                            Baa3          532,992
       11,800   United States Cellular Corporation                          8.750%                              A-          294,292
-----------------------------------------------------------------------------------------------------------------------------------
                Total Wireless Telecommunication Services                                                                   827,284
                -------------------------------------------------------------------------------------------------------------------
                TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES                                                          60,090,875
                 (COST $65,710,108)
                ===================================================================================================================



    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                             COUPON         MATURITY    RATINGS (2)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS - 0.0% (0.0% OF TOTAL INVESTMENTS)
                AIRLINES - 0.0%
$          14   Continental Airlines                                        6.541%          9/15/09              B     $     14,313
-----------------------------------------------------------------------------------------------------------------------------------
$          14   TOTAL CORPORATE BONDS (COST $14,177)                                                                         14,313
===================================================================================================================================



       SHARES   DESCRIPTION (1)                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 0.6% (0.6% OF TOTAL INVESTMENTS)
       50,000   Blackrock Preferred Income Strategies Fund                                                             $    796,500
       50,000   Flaherty and Crumrine/Claymore Preferred                                                                    808,000
                 Securities Income Fund Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT COMPANIES (COST $1,764,560)                                                              1,604,500
                ===================================================================================================================



    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                             COUPON         MATURITY                           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 5.5% (4.8% OF TOTAL INVESTMENTS)
$      14,710   Repurchase Agreement with State Street Bank, dated          1.000%          1/02/08                    $ 14,709,730
                 12/31/07, repurchase price $14,710,547,
                 collateralized by $11,235,000 U.S. Treasury
                 Bonds, 7.625%, due 11/15/22, value $14,900,419
                 and $80,000 U.S. Treasury Bonds, 6.750%, due
                 8/15/26, value $104,100
=============   -------------------------------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS (COST $14,709,730)                                                          14,709,730
                ===================================================================================================================
                TOTAL INVESTMENTS (COST $307,640,998) - 113.5%                                                          304,425,733
                ===================================================================================================================



                                                                          NOTIONAL       EXPIRATION         STRIKE
    CONTRACTS   TYPE                                                    AMOUNT (4)             DATE          PRICE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CALL OPTIONS WRITTEN - (0.4)%
         (260)  S&P 500 Index                                       $  (38,350,000)         1/19/08         $1,475     $   (622,700)
         (260)  S&P 500 Index                                          (39,000,000)         1/19/08          1,500         (322,400)
-----------------------------------------------------------------------------------------------------------------------------------
         (520)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED          (77,350,000)                                        (945,100)
                 $2,868,840)
===================================================================================================================================
                OTHER ASSETS LESS LIABILITIES - 0.3%                                                                        709,040
                ===================================================================================================================
                FUNDPREFERRED SHARES, AT LIQUIDATION                                                                    (36,000,000)
                 VALUE - (13.4)% (5)
                ===================================================================================================================
                NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                          $268,189,673
                ===================================================================================================================

         JTD
        Nuveen Tax-Advantaged Dividend Growth Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor
                 Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
        (3)      Investment is eligible for the Dividends Received Deduction.
        (4)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
        (5)      FundPreferred Shares, at Liquidation Value as of percentage of total investments is
                 (11.8)%.
        ADR      American Depositary Receipt.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS AND LIABILITIES

                                                December 31, 2007


-------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $307,640,998)                                      $304,425,733
Receivables:
  Dividends and interest                                                            645,266
  Investments sold                                                                1,013,720
  Reclaims                                                                           15,500
Other assets                                                                            943
-------------------------------------------------------------------------------------------
     Total assets                                                               306,101,162
-------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                      545,033
Call options written, at value (premiums received
  $2,868,840)                                                                       945,100
Accrued expenses:
  Management fees                                                                   259,871
  Offering costs                                                                     10,936
  Other                                                                             116,458
FundPreferred shares dividends payable                                               34,091
-------------------------------------------------------------------------------------------
     Total liabilities                                                            1,911,489
-------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                       36,000,000
-------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                         $268,189,673
-------------------------------------------------------------------------------------------
Common shares outstanding                                                        14,758,340
-------------------------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)                         $      18.17
-------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                        $    147,583
Paid-in surplus                                                                 272,928,175
Undistributed (Over-distribution of) net investment income                          (64,629)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                                        (3,529,931)
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                                    (1,291,525)
-------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                         $268,189,673
-------------------------------------------------------------------------------------------
Authorized shares:
  Common                                                                          Unlimited
  FundPreferred                                                                   Unlimited
-------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                      For the Period June 26, 2007 (commencement of operations) through December 31, 2007


----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $44,370)               $ 5,257,817
Interest                                                           1,019,463
----------------------------------------------------------------------------
Total investment income                                            6,277,280
----------------------------------------------------------------------------
EXPENSES
Management fees                                                    1,491,370
FundPreferred shares - auction fees                                   23,918
FundPreferred shares - dividend disbursing agent fees                  1,941
Shareholders' servicing agent fees and expenses                           56
Custodian's fees and expenses                                         41,980
Trustees' fees and expenses                                            4,596
Professional fees                                                     28,310
Shareholders' reports - printing and mailing expenses                 44,355
Investor relations expense                                            52,892
Other expenses                                                        11,376
----------------------------------------------------------------------------
Total expenses before custodian fee credit                         1,700,794
  Custodian fee credit                                                (4,906)
----------------------------------------------------------------------------
Net expenses                                                       1,695,888
----------------------------------------------------------------------------
Net investment income                                              4,581,392
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                     (5,444,823)
  Call options written                                             1,920,080
Change in net unrealized appreciation (depreciation) of:
  Investments                                                     (3,215,265)
  Call options written                                             1,923,740
----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (4,816,268)
----------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                          (578,656)
----------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions
  to FundPreferred shareholders                                     (578,656)
----------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $  (813,532)
============================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                      For the Period June 26, 2007 (commencement of operations) through December 31, 2007


--------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $  4,581,392
Net realized gain (loss) from:
  Investments                                                   (5,444,823)
  Call options written                                           1,920,080
Change in net unrealized appreciation (depreciation) of:
  Investments                                                   (3,215,265)
  Call options written                                           1,923,740
Distributions to FundPreferred shareholders:
  From net investment income                                      (578,656)
--------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                          (813,532)
--------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                      (4,068,983)
Tax return of capital                                           (7,963,761)
--------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                         (12,032,744)
--------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Proceeds from sale of shares, net of offering costs          283,041,000
  Repurchased                                                   (1,545,135)
FundPreferred shares offering costs                               (560,000)
--------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from capital share transactions                       280,935,865
--------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                       268,089,589
Net assets applicable to Common shares at the beginning of
  period                                                           100,084
--------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period   $268,189,673
--------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of period                                        $    (64,629)
==========================================================================

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange and trade under the ticker symbol "JTD." The Fund was organized as a Massachusetts business trust on February 22, 2007.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred and other fixed income securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. If the pricing service is unable to supply a price for an investment or derivative instrument, the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Index options are generally valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 ET, which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Board of Trustees, or its designee, will determine a fair value for the options. Any such fair valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the fair valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund's tax return and concluded the adoption of FIN 48 resulted in no impact to the Fund's net assets or results of operations as of and during the period June 26, 2007 (commencement of operations) through December 31, 2007.

The Fund is also not aware of any tax positions for which it is reasonable possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

FundPreferred Shares

The Fund has issued and outstanding 1,440 Series T, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on the Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Option Transactions

The Fund is authorized to write (sell) call options. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as a writer of a call option, bears the risk of an unfavorable change in the market value of the security or index underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

   Notes to
   FINANCIAL STATEMENTS (continued)

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,000) and pay all Common share offering costs (other than sales load) that exceed $.04 per Common share. The Fund's Common share of offering costs of $594,000 was recorded as a reduction of the proceeds from the sale of the Common shares.

Costs incurred by the Fund in connection with its offering of FundPreferred shares of $560,000 were recorded as a reduction to paid-in surplus.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

On November 21, 2007, the Fund's Board of Trustees approved an open-market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Fund's Common shares. Under the terms of the program, the Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                                                    FOR THE PERIOD
                                                                        6/26/07
                                                                   (COMMENCEMENT OF
                                                                      OPERATIONS)
                                                                   THROUGH 12/31/07
-------------------------------------------------------------------------------------
Common shares:
  Sold                                                                     14,850,000
  Repurchased                                                                 (96,900)
-------------------------------------------------------------------------------------
                                                                           14,753,100
-------------------------------------------------------------------------------------
FundPreferred shares sold                                                       1,440
-------------------------------------------------------------------------------------
Weighted average price per Common share repurchased                            $15.93
Weighted average discount per Common share repurchased                          12.14%
-------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and call options written) for the period June 26, 2007 (commencement of operations) through December 31, 2007, aggregated $438,368,725 and $140,024,240, respectively.

Transactions in call options written during the period June 26, 2007 (commencement of operations) through December 31, 2007, were as follows:

                                                                          NUMBER OF            PREMIUMS
                                                                          CONTRACTS            RECEIVED
-------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                --          $        --
Call options written                                                         2,440            8,348,880
Call options terminated in closing purchase transactions                    (1,920)          (5,480,040)
Call options expired                                                            --                   --
-------------------------------------------------------------------------------------------------------
Outstanding, end of period                                                     520         $  2,868,840
-------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2007, the cost of investments (excluding call options written) was $307,651,704.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at December 31, 2007, were as follows:

------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                                                              $ 14,597,250
  Depreciation                                                                                              (17,823,221)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investments                                                                                              $ (3,225,971)
------------------------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund's tax year end, were as follows:

------------------------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                                                                                 $ --
Undistributed net long-term capital gains                                                                             --
------------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's tax year ended December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

FOR THE PERIOD JUNE 26, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2007

--------------------------------------------------------------------------------
Distributions from net ordinary income *                              $4,613,548
Distributions from net long-term capital gains                                --
Tax return of capital                                                  7,963,761
--------------------------------------------------------------------------------

 * Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2007, the Fund had an unused capital loss carryforward of $1,545,737 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in 2015.

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through December 31, 2007, the Fund's tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses of $60,454 are treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

   Notes to
   FINANCIAL STATEMENTS (continued)

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                              FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $500 million                                                              .8000%
For the next $500 million                                                               .7750
For the next $500 million                                                               .7500
For the next $500 million                                                               .7250
For Managed Assets over $2 billion                                                      .7000
---------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex-level fee rate was .1846%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management, LLC ("Santa Barbara"), a wholly owned subsidiary of Nuveen, and NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest. Santa Barbara manages the portion of the Fund's investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund's investment portfolio allocated to preferred securities and other fixed income securities. The Sub-Adviser is also responsible for the writing of index call options on various equity market indices, if any. Santa Barbara and NWQ are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-adviser of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and any sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of the Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

Related Party Holdings

At December 31, 2007, the Fund owned 50,000 shares of Merrill Lynch and Company, Inc. preferred securities with a market value of $1,002,000. Total income earned by the Fund from such securities amounted to $51,794 and is included in dividend income on the Statement of Operations.

6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

During February 2008, regularly scheduled auctions for the FundPreferred shares issued by the Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock.

These developments do not affect the management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund's cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Fund's future Common share earnings may be lower than they otherwise might have been.

           Financial

           HIGHLIGHTS
      Selected data for a Common share outstanding throughout each period:

                                                        Investment Operations
                                   ----------------------------------------------------------------
                                                              Distributions
                                                                   from Net   Distributions
                       Beginning                                 Investment    from Capital
                          Common                        Net       Income to        Gains to
                           Share          Net     Realized/   FundPreferred   FundPreferred
                       Net Asset   Investment    Unrealized          Share-          Share-
                           Value    Income(a)   Gain (Loss)        holders+        holders+   Total
---------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(b)                   $19.10        $ .31         $(.30)          $(.04)            $--   (0.03)
---------------------------------------------------------------------------------------------------

                                     Less Distributions
                       ----------------------------------------------

                              Net                                       Offering Costs
                       Investment    Capital                                       and      Ending
                        Income to   Gains to                             FundPreferred      Common
                           Common     Common         Tax                         Share       Share   Ending
                           Share-     Share-   Return of                  Underwriting   Net Asset   Market
                          holders    holders     Capital        Total        Discounts       Value    Value
-----------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(b)                     $(.28)      $--        $(.54)       $(.82)         $(0.08)      $18.17   $16.33
-----------------------------------------------------------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***  After custodian fee credit.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period June 26, 2007 (commencement of operations) through December 31, 2007.

                                                         Ratios/Supplemental Data
                         -----------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets    Ratios to Average Net Assets
                                          Applicable to Common Shares     Applicable to Common Shares
       Total Returns                             Before Credit                  After Credit***
     -----------------                   -----------------------------   -----------------------------
                 Based
                    on      Ending Net
                Common          Assets
      Based      Share   Applicable to
       on          Net          Common                             Net                             Net   Portfolio
     Market      Asset          Shares                      Investment                      Investment    Turnover
     Value**   Value**           (000)      Expenses++        Income++      Expenses++        Income++        Rate
------------------------------------------------------------------------------------------------------------------
     (14.37)%    (.70)%     $268,190            1.19%*          3.21%*          1.19%*          3.21%*         58%
------------------------------------------------------------------------------------------------------------------


     FundPreferred Shares at End of Period
     --------------------------------------

        Aggregate   Liquidation
           Amount    and Market       Asset
      Outstanding     Value Per    Coverage
            (000)         Share   Per Share
------------------------------------------------------------------------------------------------------------------
         $36,000       $25,000    $211,243
---

                                 See accompanying notes to financial statements.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

- TIMOTHY R.
  SCHWERTFEGER(1)
  3/28/49                   Chairman of             1994                               Former director
  333 W. Wacker Drive       the Board               ANNUAL                             (1994-November 12, 2007),
  Chicago, IL 60606         and Board Member                                           Chairman (1996-June 30,
                                                                                       2007), Non-Executive Chairman
                                                                                       (July 1, 2007-November 12,
                                                                                       2007) and Chief Executive
                                                                                       Officer (1996-June 30, 2007)
                                                                         184           of Nuveen Investments, Inc.
                                                                                       and Nuveen Asset Management
                                                                                       and certain other
                                                                                       subsidiaries of Nuveen
                                                                                       Investments, Inc.; formerly,
                                                                                       Director (1992-2006) of
                                                                                       Institutional Capital
                                                                                       Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

- ROBERT P. BREMNER
  8/22/40                   Lead Independent        1997                 184           Private Investor and
  333 W. Wacker Drive       Board member            CLASS III                          Management Consultant.
  Chicago, IL 60606

- JACK B. EVANS
  10/22/48                                          1999                               President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III                          Foundation, a private phil-
  Chicago, IL 60606                                                                    anthropic corporation (since
                                                                                       1996); Director and Vice
                                                                                       Chairman, United Fire Group,
                                                                                       a publicly held company;
                                                                                       Member of the Board of
                                                                                       Regents Companies; for the
                                                                                       State of Iowa University
                                                                                       System; Director, Gazette
                                                                                       Life Trustee of Coe College
                                                                         184           and Iowa College Foundation;
                                                                                       Member of the Advisory
                                                                                       Council of the Department of
                                                                                       Finance in the Tippie College
                                                                                       of Business, University of
                                                                                       Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly,
                                                                                       Director, Federal Reserve
                                                                                       Bank of Chicago; formerly,
                                                                                       President and Chief Operating
                                                                                       Officer, SCI Financial Group,
                                                                                       Inc., a regional financial
                                                                                       services firm.

- WILLIAM C. HUNTER
  3/6/48                                            2004                               Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II                           Business, University of Iowa
  Chicago, IL 60606                                                                    (since July 2006); formerly,
                                                                                       Dean and Distinguished
                                                                                       Professor of Finance, School
                                                                                       of Business at the University
                                                                                       of Connecticut (2003-2006);
                                                                                       previously, Senior Vice
                                                                                       President and Director of
                                                                                       Research at the Federal
                                                                         184           Reserve Bank of Chicago
                                                                                       (1995-2003); Director (since
                                                                                       1997), Credit Research Center
                                                                                       at George Washington
                                                                                       University; Director (since
                                                                                       2004) of Xerox Corporation;
                                                                                       Director (since 2005) Beta
                                                                                       Gamma Sigma International
                                                                                       Honor Society; Director, SS&C
                                                                                       Technologies, Inc. (May
                                                                                       2005-October 2005).

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- DAVID J. KUNDERT
  10/28/42                                          2005                               Director, Northwestern Mutual
  333 W. Wacker Drive       Board member            CLASS II                           Wealth Management Company;
  Chicago, IL 60606                                                                    Retired (since 2004) as
                                                                                       Chairman, JPMorgan Fleming
                                                                                       Asset Management, President
                                                                                       and CEO, Banc One Investment
                                                                                       Advisors Corporation, and
                                                                                       President, One Group Mutual
                                                                                       Funds; prior thereto,
                                                                                       Executive Vice President,
                                                                         182           Banc One Corporation and
                                                                                       Chairman and CEO, Banc One
                                                                                       Investment Management Group;
                                                                                       Member, Board of Regents,
                                                                                       Luther College; member of the
                                                                                       Wisconsin Bar Association;
                                                                                       member of Board of Directors,
                                                                                       Friends of Boerner Botanical
                                                                                       Gardens; member of Investment
                                                                                       Committee, Greater Milwaukee
                                                                                       Foundation.
- WILLIAM J. SCHNEIDER
  9/24/44                                           1997                               Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            ANNUAL                             Partners Ltd., a real estate
  Chicago, IL 60606                                                                    investment company, formerly,
                                                                                       Senior Partner and Chief
                                                                         184           Operating Officer (retired,
                                                                                       2004); Director, Dayton
                                                                                       Development Coalition;
                                                                                       formerly, Member, Business
                                                                                       Advisory Council, Cleveland
                                                                                       Federal Reserve Bank.
- JUDITH M. STOCKDALE
  12/29/47                                          1997                               Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I                            and Dorothy Donnelley
  Chicago, IL 60606                                                                    Foundation (since 1994);
                                                                         184           prior thereto, Executive
                                                                                       Director, Great Lakes
                                                                                       Protection Fund (from 1990 to
                                                                                       1994).
- CAROLE E. STONE
  6/28/47                                           2007                               Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I                            Options Exchange (since
  Chicago, IL 60606                                                                    2006); Chair New York Racing
                                                                                       Association Oversight Board
                                                                                       (2005-12/2007); Commissioner,
                                                                                       New York State Commission on
                                                                                       Public Authority Reform
                                                                         184           (since 2005); formerly
                                                                                       Director, New York State
                                                                                       Division of the Budget
                                                                                       (2000-2004), Chair, Public
                                                                                       Authorities Control Board
                                                                                       (2000-2004) and Director,
                                                                                       Local Government Assistance
                                                                                       Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND:
- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief Administrative                                        Managing Director (since
  333 W. Wacker Drive       Officer                 1988                                2002), Assistant Secretary
  Chicago, IL 60606                                                                     and Associate General
                                                                                        Counsel, formerly, Vice
                                                                                        President and Assistant
                                                                                        General Counsel, of Nuveen
                                                                                        Investments, LLC; Managing
                                                                                        Director (since 2002),
                                                                                        Associate General Counsel and
                                                                                        Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice
                                                                                        President and Assistant
                                                                                        Secretary of NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002), Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002), Symphony Asset
                                                                                        Management LLC, and NWQ
                                                                          184           Investment Management
                                                                                        Company, LLC (since 2003),
                                                                                        Tradewinds Global Inves-
                                                                                        tors, LLC, and Santa Barbara
                                                                                        Asset Management, LLC (since
                                                                                        2006); Nuveen HydePark Group
                                                                                        LLC and Richards & Tierney,
                                                                                        Inc. (since 2007); Managing
                                                                                        Director, Associate General
                                                                                        Counsel and Assistant
                                                                                        Secretary of Rittenhouse
                                                                                        Asset Management, Inc. (since
                                                                                        2003); Managing Director
                                                                                        (since 2004) and Assistant
                                                                                        Secretary (since 1994) of
                                                                                        Nuveen Investments, Inc.,
                                                                                        Assistant Secretary (since
                                                                                        2003) of Symphony Asset
                                                                                        Management LLC.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- WILLIAM ADAMS IV
  6/9/55                                                                                Executive Vice President,
  333 W. Wacker Drive       Vice President          2007                                U.S. Structured Products
  Chicago, IL 60606                                                                     of Nuveen Investments,
                                                                          120           LLC, (since 1999), prior
                                                                                        thereto, Managing
                                                                                        Director of Structured
                                                                                        Investments.

- JULIA L. ANTONATOS
  9/22/63                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2004                                2005), formerly Vice
  Chicago, IL 60606                                                       184           President (2002-2005) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                                               Managing Director, (since
  333 W. Wacker Drive       Vice President          2007                  120           2004) previously, Vice
  Chicago, IL 60606                                                                     President (1993-2004) of
                                                                                        Nuveen Investments, LLC.

- MICHAEL T. ATKINSON
  2/3/66                    Vice President                                              Vice President (since
  333 W. Wacker Drive       and Assistant           2000                  184           2002) of Nuveen
  Chicago, IL 60606         Secretary                                                   Investments, LLC.

- PETER H. D'ARRIGO
  11/28/67                                                                              Vice President and
  333 W. Wacker Drive       Vice President          1999                                Treasurer of Nuveen
  Chicago, IL 60606                                                                     Investments, LLC and
                                                                                        Nuveen Investments, Inc.;
                                                                                        Vice President and
                                                                                        Treasurer of Nuveen Asset
                                                                                        Management (since 2002),
                                                                                        Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002); NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002); Rittenhouse
                                                                                        Asset Management, Inc.
                                                                                        (since 2003), Tradewinds
                                                                                        NWQ Global Investors, LLC
                                                                          184           (since 2006), Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006) and
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Treasurer of
                                                                                        Symphony Asset Management
                                                                                        LLC (since 2003);
                                                                                        formerly, Vice President
                                                                                        and Treasurer (1999-2004)
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3),
                                                                                        Chartered Financial
                                                                                        Analyst.

- LORNA C. FERGUSON
  10/24/45                                                                              Managing Director (since
  333 W. Wacker Drive       Vice President          1998                                2004), formerly, Vice
  Chicago, IL 60606                                                                     President of Nuveen
                                                                                        Investments, LLC,
                                                                                        Managing Director (2004)
                                                                          184           formerly, Vice President
                                                                                        (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen
                                                                                        Institutional Advisory
                                                                                        Corp.(3); Managing
                                                                                        Director (since 2005) of
                                                                                        Nuveen Asset Management.

- STEPHEN D. FOY
  5/31/54                   Vice President                                              Vice President (since
  333 W. Wacker Drive       and Controller          1998                                1993) and Funds
  Chicago, IL 60606                                                                     Controller (since 1998)
                                                                                        of Nuveen Investments,
                                                                                        LLC; Vice President
                                                                                        (since 2005) of Nuveen
                                                                          184           Asset Management;
                                                                                        formerly, Vice President
                                                                                        and Funds Controller
                                                                                        (1998-2004) of Nuveen
                                                                                        Investments, Inc.;
                                                                                        Certified Public
                                                                                        Accountant.

- WALTER M. KELLY
  2/24/70                   Chief Compliance                                            Vice President (since
  333 W. Wacker Drive       Officer and             2003                                2006) formerly, Assistant
  Chicago, IL 60606         Vice President                                              Vice President and
                                                                                        Assistant General Counsel
                                                                                        (2003-2006) of Nuveen
                                                                                        Investments, LLC;
                                                                          184           Assistant Vice President
                                                                                        and Assistant Secretary
                                                                                        of the Nuveen Funds
                                                                                        (2003-2006); previously,
                                                                                        Associate (2001-2003) at
                                                                                        the law firm of
                                                                                        VedderPrice P.C.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- DAVID J. LAMB
  3/22/63                                                                               Vice President (since
  333 W. Wacker Drive       Vice President          2000                                2000) of Nuveen
  Chicago, IL 60606                                                       184           Investments, LLC;
                                                                                        Certified Public
                                                                                        Accountant.

- TINA M. LAZAR
  8/27/61                                                                               Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002                  184           Investments, LLC (since
  Chicago, IL 60606                                                                     1999).

- LARRY W. MARTIN
  7/27/51                   Vice President                                              Vice President, Assistant
  333 W. Wacker Drive       and Assistant           1988                                Secretary and Assistant
  Chicago, IL 60606         Secretary                                                   General Counsel of Nuveen
                                                                                        Investments, LLC;
                                                                                        formerly, Vice President
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3); Vice
                                                                                        President (since 2005)
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Investments,
                                                                                        Inc.; Vice President
                                                                                        (since 2005) and
                                                                                        Assistant Secretary
                                                                                        (since 1997) of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President (since 2000),
                                                                                        Assistant Secretary and
                                                                          184           Assistant General Counsel
                                                                                        (since 1998) of
                                                                                        Rittenhouse Asset Manage-
                                                                                        ment, Inc.; Vice
                                                                                        President and Assistant
                                                                                        Secretary of Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002); NWQ
                                                                                        Investment Management
                                                                                        Company, LLC (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC (since 2006) and of
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007).

- KEVIN J. MCCARTHY
  3/26/66                   Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Secretary           2007                                Investments, LLC (since
  Chicago, IL 60606                                                                     2007); Vice President,
                                                                                        and Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments, Inc. (since
                                                                                        2007). Prior thereto,
                                                                                        Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).

- JOHN V. MILLER
  4/10/67                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2007                                2007), formerly, Vice
  Chicago, IL 60606                                                       184           President (2002-2007) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- JAMES F. RUANE
  7/3/62                    Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2007                                Investments (since 2007);
  Chicago, IL 60606         Secretary                                                   prior thereto, Partner,
                                                                          184           Deloitte & Touche USA LLP
                                                                                        (since 2005), formerly,
                                                                                        senior tax manager (since
                                                                                        2002); Certified Public
                                                                                        Accountant.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- MARK L. WINGET
  12/21/68                  Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2008                                Investments, LLC (since
  Chicago, IL 60606         Secretary                                                   2008); Vice President and
                                                                                        Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors, LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management, LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2008); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments Inc. (since
                                                                                        2008); prior thereto,
                                                                                        Counsel, VedderPrice P.C.
                                                                                        (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Tax-Advantaged Dividend Growth Fund (JTD) hereby designates 81.24% of dividends paid from ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100% as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report the Fund repurchased 96,900 common shares. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-J-1207D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

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

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors (the "Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   Nuveen Tax-Advantaged Dividend Growth Fund


The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                    AUDIT FEES BILLED    AUDIT-RELATED FEES       TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                       TO FUND(1)        BILLED TO FUND(2)   BILLED TO FUND(3)    BILLED TO FUND(4)
===================================================================================================================
December 31, 2007 (5)                  $   15,000           $        0           $        0           $        0
-------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                   0%                   0%                   0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
December 31, 2006                             N/A                  N/A                  N/A                  N/A
-------------------------------------------------------------------------------------------------------------------

Percentage approved                             0%                   0%                   0%                   0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5)  The Fund commenced operations on June 26, 2007.




                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                        AUDIT-RELATED FEES       TAX FEES BILLED TO         ALL OTHER FEES
                                        BILLED TO ADVISER AND         ADVISER AND           BILLED TO ADVISER
                                           AFFILIATED FUND          AFFILIATED FUND        AND AFFILIATED FUND
                                          SERVICE PROVIDERS        SERVICE PROVIDERS        SERVICE PROVIDERS
===================================================================================================================
December 31, 2007(1)                        $        0                $        0                $        0
-------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                        0%                        0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------

December 31, 2006                                  N/A                       N/A                       N/A
-------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                        0%                        0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------

(1)  The Fund commenced operations on June 26, 2007.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                  TOTAL NON-AUDIT FEES
                                                   BILLED TO ADVISER AND
                                                  AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                   PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                  RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                              BILLED TO FUND       REPORTING OF THE FUND)        ENGAGEMENTS)                 TOTAL
=====================================================================================================================
December 31, 2007(1)           $        0               $        0                $        0               $        0

December 31, 2006                     N/A                      N/A                       N/A                      N/A

(1)  The Fund commenced operations on June 26, 2007.

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.




Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board. His resignation became effective on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Asset Management (NAM) is the registrant's investment adviser (NAM is also referred to as the "Adviser".) NAM, as Adviser, provides discretionary investment advisory services. NAM is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC ("NWQ"), and Santa Barbara Asset Management ("Santa Barbara") as Sub-Advisers to provide discretionary investment advisory services (NWQ and Santa Barbara are also collectively referred to as "Sub-Advisers"). As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting on securities held in its portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor each Sub-Adviser's voting to ensure that they are carrying out their duties. The Adviser's and Sub-Advisers' proxy voting policies and procedures are summarized as follows:

NAM

The registrant invests its assets primarily in fixed income securities and cash management securities. In the rare event that a fixed income issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

NWQ

With respect to NWQ, NWQ's Proxy Voting Committee (the "Committee") is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of ISS on the voting of proxies relating to securities held on behalf of clients' accounts. Unless otherwise restricted, NWQ's Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients best interests. NWQ's Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination.

NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ's judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer). Likewise, the Committee may determine not to recall securities on loan if negative consequences of such recall outweigh benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh benefits, in NWQ's judgment.

SANTA BARBARA

The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by the Sub-Adviser responsible for the assets to which the proxy relates in accordance with that Sub-Adviser's proxy voting procedures.

With respect to Santa Barbara, the Fund has granted to Santa Barbara the authority to vote proxies on its behalf with respect to the assets managed by Santa Barbara. A senior member of Santa Barbara is responsible for oversight of the Fund's proxy voting process. Santa Barbara also uses the services of Institutional Shareholder Services, Inc. ("ISS"). Santa Barbara reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Santa Barbara may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If Santa Barbara manages the assets of a company or its pension plan and any of Santa Barbara's clients hold any securities of that company, Santa Barbara will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests Santa Barbara to follow specific voting guidelines or additional guidelines, Santa Barbara will review the request and inform the client only if Santa Barbara is not able to follow the client's request.

Santa Barbara has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Santa Barbara's general voting policies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Asset Management (NAM) is the registrant's investment adviser (NAM is also referred to as the "Adviser".) NAM, as Adviser, provides discretionary investment advisory services. NAM is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC ("NWQ"), and Santa Barbara Asset Management ("Santa Barbara") as Sub-Advisers to provide discretionary investment advisory services (NWQ and Santa Barbara are also collectively referred to as "Sub-Advisers"). The following section provides information on the portfolio managers at the Adviser as well as each Sub-Adviser:

NAM

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Messrs. Rob A. Guttschow, CFA and John Gambla, CFA are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") since 2007.

Mr. Guttschow is a Managing Director of Nuveen HydePark Group, LLC ("HydePark") and Nuveen Asset Management ("NAM"). Mr. Guttschow joined NAM in May 2004 to develop and implement a derivative overlay capability. Mr. Guttschow then joined Nuveen HydePark Group LLC in September 2007, while retaining his Managing Director status with Nuveen Asset Management. Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management ("LCM") from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst ("CFA") and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago. Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.

Mr. Gambla is a Managing Director of Nuveen HydePark Group LLC and a Managing Director at NAM, since 2007. He is responsible for designing and maintaining equity and alternative investment portfolios. Prior to this, he was a Senior Trader and Quantitative Specialist for NAM (since 2003), and a Portfolio Manager for Nuveen's closed-end fund managed account. Additional responsibilities included quantitative research and product development. Mr. Gambla joined Nuveen in 1992 as an Assistant Portfolio Manager. In 1993, he became a lead Portfolio Manager responsible for seven closed-end and open-end bond funds totaling $1.5 billion. In 1998, he became Manager of Defined Portfolio Advisory which provided fundamental research, quantitative research and trading for Nuveen's $11 billion of equity and fixed-income Unit Trusts. Prior to his career with Nuveen, he was a Financial Analyst with Abbott Laboratories. He is a Chartered Financial Analyst, Certified Financial Risk Manager, Phi Beta Kappa, and is Series 7, 63 and 65-licensed. Education: University of Illinois, B.A., B.S., University of Chicago, M.B.A.


ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

                                                                                   (iii) NUMBER OF OTHER ACCOUNTS AND
                               (ii) NUMBER OF OTHER ACCOUNTS MANAGED                ASSETS FOR WHICH ADVISORY FEE IS
                                     AND ASSETS BY ACCOUNT TYPE                            PERFORMANCE-BASED
                              OTHER                                                OTHER
                            REGISTERED         OTHER POOLED                     REGISTERED      OTHER POOLED
(i) NAME OF                 INVESTMENT          INVESTMENT         OTHER        INVESTMENT       INVESTMENT       OTHER
PORTFOLIO MANAGER           COMPANIES            VEHICLES         ACCOUNTS       COMPANIES        VEHICLES      ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
Rob A. Guttschow, CFA     5      1,781mm            n/a           3    0.5mm                      1    20mm
---------------------------------------------------------------------------------------------------------------------------
John Gambla, CFA          5      1,781mm                          2    0.3mm                      1    20mm
---------------------------------------------------------------------------------------------------------------------------

     POTENTIAL MATERIAL CONFLICTS OF INTEREST

The simultaneous management of the Fund and the other registered investment companies noted above by the Portfolio Managers may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts.

The Adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

Compensation. Each Portfolio Manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The Adviser's compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each Portfolio Manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the Portfolio Manager's investment team, the investment performance of the accounts managed by the Portfolio Manager's, and the overall performance of Nuveen Investments, Inc. (the parent company of the Adviser). Although investment performance is a factor in determining each Portfolio Manager's compensation, it is not necessarily a decisive factor.

Base salary. Each Portfolio Manager is paid a base salary that is set at a level determined by the Adviser in accordance with its overall compensation strategy discussed above. The Adviser is not under any current contractual obligation to increase a Portfolio Manager's base salary.

Cash bonus. Each Portfolio Manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each Portfolio Manager's supervisors. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Adviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Adviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each Portfolio Manager is eligible to receive two forms of long term incentive compensation. One form is tied to the successful revenue growth of the Nuveen HydePark Group LLC. The second form of long term compensation is tied to the success of Nuveen Investments Inc and its ability to grow its business as a private company.


ITEM 8(a)(4). OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2007

NAME OF PORTFOLIO             $1 -     $10,001- $50,001-  $100,001- $500,001    OVER
MANAGER                NONE   $10,000  $50,000  $100,000  $500,000  $1,000,000  $1,000,000
-------------------------------------------------------------------------------------------
Rob Guttschow          X
-------------------------------------------------------------------------------------------
John Gambla            X
-------------------------------------------------------------------------------------------



NWQ

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

MICHAEL CARNE, CFA, Managing Director and Fixed Income Portfolio Manager

Mr. Carne has been with NWQ since 2002 and has been a Managing Director since 2006.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


In addition to managing the Income Oriented Strategy, Mr. Carne is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2007 unless otherwise indicated:

TYPE OF ACCOUNT MANAGED                                   NUMBER OF ACCOUNTS                  ASSETS*
---------------------------------------------             ------------------               --------------
Registered Investment Company                                              1               $  391,390,531
Other Pooled Investment                                                    0               $            0
Other Accounts                                                        10,743               $2,297,028,827

------------
* None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

          - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

          - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

          - With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

          - The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

In addition, Merrill Lynch & Co. (and its affiliates) is an indirect investor in Nuveen and therefore is considered an affiliate of NWQ under certain federal securities laws. NWQ may have a conflict of interest due to its relationship with Merrill Lynch & Co. (and its affiliates).

ITEM 8(a)(3). FUND MANAGER COMPENSATION

NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes availability of equity-like incentive for purchase (whose value is determined by the increase in profitability of NWQ over time) made to most investment professionals. Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements.

ITEM 8(a)(4). OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2007

NAME OF PORTFOLIO             $1 -     $10,001- $50,001-  $100,001- $500,001    OVER
MANAGER                NONE   $10,000  $50,000  $100,000  $500,000  $1,000,000  $1,000,000
-------------------------------------------------------------------------------------------
Michael Carne          X
-------------------------------------------------------------------------------------------



SANTA BARBARA

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Mr. James Boothe, CFA, joined Santa Barbara in 2002 with over 20 years of investment management experience. He was a portfolio manager with USAA Investment Management. Prior to that Mr. Boothe was a portfolio manager / analyst at San Juan Asset Management. He has a BBA from Kent State University and a MBA in finance from Loyola Marymount University. Mr. Boothe has earned the AIMR Chartered Financial Analyst designation.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED

In addition to managing the Dividend Growth Equity Strategy, Mr. Boothe is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2007 unless otherwise indicated:

TYPE OF ACCOUNT MANAGED                                   NUMBER OF ACCOUNTS                  ASSETS*
---------------------------------------------             ------------------              ---------------
Registered Investment Company                                              3              $   258,380,765
Other Pooled Investment                                                    0              $             0
Other Accounts                                                           180              $186,657,326.01

------------
* None of the assets in these accounts are subject to an advisory fee based on performance.
** The fees received by NAM for this pooled investment account are performance based.

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

     - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Santa Barbara seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

     - If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Santa Barbara has adopted procedures for allocating portfolio transactions across multiple accounts.

     - With respect to many of its clients' accounts, Santa Barbara determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Santa Barbara may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Santa Barbara may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

     - The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Santa Barbara has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Santa Barbara has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

Salary and Cash Bonus. With respect to Santa Barbara, Mr. Boothe participates in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by Santa Barbara's executive committee. The total compensation consists of both a base salary and any annual bonus that can be a multiple of the base salary. Mr. Boothe's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of Santa Barbara's overall annual profitability and Mr. Boothe's contribution as measured by the overall investment performance of client portfolios in the strategies he manages relative the strategy's general benchmark for one-, three- and five-year periods as well as an objective review of stock recommendations and the quality of primary research and subjective review of Mr. Boothe's contributions to portfolio strategy, team work, collaboration and work ethic.

ITEM 8(a)(4). OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2007

NAME OF PORTFOLIO             $1 -     $10,001- $50,001-  $100,001- $500,001    OVER
MANAGER                NONE   $10,000  $50,000  $100,000  $500,000  $1,000,000  $1,000,000
-------------------------------------------------------------------------------------------
James Boothe         X


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
NOVEMBER 21 - 30, 2007

                            0                    $   -        -                           1,500,000

DECEMBER 1-31, 2007

                            96,900               $ 15.93      96,900                      1,403,100


TOTAL                       96,900

* The registrant's repurchase program was announced November 21, 2007. The registrant's repurchase program authorized the repurchase of 1,500,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 7, 2008

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 7, 2008

* Print the name and title of each signing officer under his or her signature.